                               SCHEDULE 14C INFORMATION

                   INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

                              Check the appropriate box:

[ ]  Preliminary Information Statement   [  ]    Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14c-5(d)(2))
[x]  Definitive Information Statement

                           LASER MASTER INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                     (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)  Title of each class of securities to which transaction applies:
                        Common Stock
         -----------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:
                          N/A
         -----------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                          N/A
         -----------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:
                          N/A
         -----------------------------------------------------------------

     5)  Total fee paid:
                          N/A
         -----------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
                                ------------------------------------------

     2)  Form, Schedule or Registration Statement No.:
                                                      --------------------

     3)  Filing Party:
                      ----------------------------------------------------

     4)  Date Filed:
                    ------------------------------------------------------

                           LASER MASTER INTERNATIONAL, INC.
                                  1000 FIRST STREET
                              HARRISON, NEW JERSEY 07029

================================================================================

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON DECEMBER 30,  1997

================================================================================

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Laser Master International, Inc. (the "Company"), will be held on December 30, 1997 at 10:00 A.M. at the offices of the Company, 1000 First Street, Harrison, New Jersey, for the following purposes:

         1. To elect a Board of four (4) Directors, to serve until their respective successors shall be elected and shall qualify;

         2. To ratify the selection of independent public accountants for the Company's current fiscal year;

         3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

         Pursuant to the By-Laws, the Board of Directors has fixed the close of business on November 25, 1997, as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. The transfer books of the Company will not be closed.

         So far as Management is, at present, aware, no business will come before the Annual Meeting other than the matters as set forth above.

                          WE ARE NOT ASKING YOU FOR A PROXY,
                      AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Dated:   Harrison, New Jersey
         December 1, 1997
                                         By Order of the Board of Directors


                                         /s/ Leah Klein
                                         ----------------------------------
                                         LEAH KLEIN, Secretary

                                INFORMATION STATEMENT

                           LASER MASTER INTERNATIONAL, INC.
                                  1000 FIRST STREET
                             HARRISON, NEW JERSEY  07029

                        FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON DECEMBER 30, 1997

            WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
                                   SEND US A PROXY.


     PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of the Corporation for the Fiscal Year ending November 30, 1996, will be held on December 30, 1997 at 10:00 a.m., at the offices of the Company, 1000 First Street, Harrison, New Jersey 07029.

     Shareholders of Record as of November 25, 1997 will be entitled to receive Notice and vote at the Meeting. It is anticipated that this Information Statement will be first mailed to the Company's stockholders, on or before December 1, 1997. The Company's Annual Report on Form 10-KSB has previously been distributed to shareholders. As of the Record Date, there were a total of 10,615,385 shares of the Company's Common Stock outstanding with 408 security holders of record.

     The holders of common stock are entitled to elect a majority of the Board of Directors.


DIRECTORS AND EXECUTIVE OFFICERS

The Executive Officers and Directors of the Company and their ages are as follows:


NAME               AGE          CURRENT POSITION WITH           DIRECTOR SINCE
                                      COMPANY

Mendel Klein       64            President, Treasurer
                                Chairman of the Board                1977

Leah Klein         61         Vice-President, Secretary,
                                       Director                      1977

Mirel Spitz        38          Vice-President, Director              1977

Abraham Klein      32        Vice-President, Art Director,
                                       Director                      1996*


*    Mendel Klein and Leah Klein are spouses.

** Mirel Spitz and Abraham Klein are brother and sister and are the children of Mendel and Leah Klein.

     The executive officers of the Company are appointed by the Board of Directors to serve until their successors are elected and qualified. The directors of the Company are elected each year at the annual meeting of the stockholders for a term of one year and until their successors are elected and qualified. The following are brief descriptions of the directors, nominees and executive officers of the Company.

     MENDEL KLEIN has been the President, Treasurer and Chairman of the Board of the Company and its subsidiaries from its inception in 1977. Mr. Klein has 36 years experience in the knitting and printing industries. From 1970-1976, he was associated with Len Art Knitting Mills, Adelphi Knitting Mills, Inc. and Fabrimatics, Inc.

     LEAH KLEIN is the wife of Mendel Klein, she has served as an Officer and Director of the Company and its subsidiaries since 1977. In addition to the responsibilities of her office, Mrs. Klein is responsible for administrative duties within the Company.

     MIREL SPITZ is a Vice-President and Director of the Company. Mrs. Spitz is the daughter of Mendel and Leah Klein and is employed by the Company in administrative duties. She has served as an officer and director of the Company since 1977.

     ABRAHAM KLEIN is a Director of the Company. Mr. Klein has served in various technical positions of the Company for the past five years and is presently the Company's Art Director. Mr. Klein is the son of Mendel and Leah Klein.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended November 30, 1996, the Board of Directors met three times. Each incumbent director attended all of the Board meetings and meetings of Committees of which he/she was a member. The Company presently does not have an audit committee but intends to appoint a committee in the present fiscal year.



                             THE REMAINDER OF THIS PAGE
                             INTENTIONALLY LEFT BLANK.

                   COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                                     COMPENSATION

     The following table sets forth the compensation for each of the last three completed fiscal years ending November 30, earned by the Chief Executive Officer and each of the four most highly compensated executive officers and directors whose individual remuneration exceeded $100,000.

                              SUMMARY COMPENSATION TABLE


                                          ANNUAL COMPENSATION     LONG TERM
                                                                 COMPENSATION
                                                                    AWARDS

NAME AND PRINCIPAL                FISCAL    SALARY      ANNUAL    SECURITIES
POSITION                          YEAR                  BONUS     UNDERLYING     ALL OTHER
                                                                   OPTIONS      COMPENSATION

Mendel Klein.................     1996     $125,000     0        1,200,000 (1)          0 (2)
President, Treasurer,             1995     $125,000     0        0
  Chairman & Director             1994     $125,000     0        0

Leah Klein...................     1996     0            0        0                      0
Vice-President,                   1995     0            0        0                      0
Secretary & Director              1994     0            0        0                      0

Mirel Spitz..................     1996     0            0        0                      0
Vice-President &                  1995     0            0        0                      0
Director                          1994     0            0        0                      0

Abraham Klein................     1996     $50,000      0        575,000 (4)            0
Vice-President, Art               1995     0            0        0                      0
Director, Director (3)            1994     0            0        0                      0


                                 ___________________
(1) Mr. Klein was awarded in fiscal year 1996 1,200,000 incentive stock options at $1.00 per share over a period of five years as a part of his employment compensation. 240,000 stock options are to be awarded to Mr. Klein at the end of each fiscal year and are to vest at the time of each annual grant at the discretion of the Board of Directors.

(2) Excludes the Company's contribution and Mr. Klein's participation in group life, accident and hospitalization insurance provided by the Company. Additionally, it does not include the use of a Company owned automobile.

(3) Elected as a director and appointed as an executive officer in fiscal year 1996.

(4) Mr. Abraham Klein was awarded pursuant to his employment contract a total of 575,000 stock options at $1.00 per share over a period of five (5) years with 115,000 stock options to vest annually.

                          OPTION GRANTS IN LAST FISCAL YEAR
                               ENDED NOVEMBER 30, 1996


                            OPTION EXERCISES AND HOLDINGS

The following table sets forth information concerning the exercise of options during the fiscal year ended November 30, 1996, and unexercised options held as of the end of the fiscal year with respect to each of the Named Executives:


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES


                                            NUMBER OF SHARES UNDERLYING      VALUE OF UNEXERCISED IN-THE-
                                            UNEXERCISED OPTIONS AT 11-30-    MONEY OPTIONS AT 11-30-96 (2)
                                            96
NAME             SHARES      VALUE          EXERCISABLE   UN-EXERCISABLE     EXERCISABLE   UN-EXERCISABLE
                 ACQUIRED    REALIZED (1)
                 ON
                 EXERCISE

Mendel Klein     none        N/A            240,000       960,000            0             $86,400
Abraham Klein    none        N/A            115,000       460,000            0             $41,400


(1) Calculated by multiplying the number of shares underlying options by the difference between the average of the closing bid and ask price of the Common Stock as reported by NASDAQ on the date of exercise and the exercise price of the options.

(2) Calculated by multiplying the number of shares underlying options by the difference between the average of the closing bid and ask price of the Common Stock as reported by NASDAQ on November 24 , 1997, and the exercise price of the options.


REMUNERATION OF NON-MANAGEMENT DIRECTORS

     The Company does not provide any remuneration to Non-Management Directors.

COMPLIANCE WITH SECTION 16(1) OF THE EXCHANGE ACT

     The Company to the best of its knowledge has not received a copy of any Form 5 with respect to the fiscal year ending November 30, 1996, or any representations from any officer, director or 10% shareholder of the company that such Form 5 was required to be filed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, to the best knowledge of the Company, as of November 25, 1997, certain information with respect to (1) beneficial owners of more than five percent (5%) of the outstanding Common Stock of the Company; (2) beneficial ownership of shares of the Company's Common Stock by each director and named executive; and (3) beneficial ownership of shares of Common Stock of the Company by all directors and officers as a group. The address for each person listed below unless otherwise indicated is Laser Master International, Inc. 1000 First Street, Harrison, New Jersey 07029.


NAME AND ADDRESS OF BENEFICIAL OWNERSHIP         AMOUNT AND NATURE OF   PERCENT OF
                                                 BENEFICIAL OWNERSHIP   COMMON STOCK

Mendel Klein (1)...............................  3,865,000 (2)          31.31%

Leah Klein (3).................................  --                     --

Mirel Spitz (4)................................  --                     --

Abraham Klein (5)..............................  115,000 (6)            *

Dov Klein (7)..................................  115,000 (8)            *

Hershel Klein (9)..............................  115,000 (10)           *

Palomar Medical Technologies, Inc..............  1,000,000              8.1%
  66 Cherry Hill Drive
  Beverly, MA 01915

Young Management Group, Inc....................  800,000                6.48%
  24 New England Executive Park
  Burlington, MA 01803

All Directors and Executive Officers As a......  3,980,000              32.25%
Group (4 persons)


_______________________

*    Represents less than 1%.

(1)  Mr. Mendel Klein is the President and Chief Executive Officer of the
     Company.

(2) Includes 3,625,000 shares of Common stock eligible for sale under Rule 144 and 240,000 stock options to purchase 240,000 shares of Common Stock at $1.00 per share within 60 days. Mr. Mendel Klein disclaims any beneficial ownership of any of the common stock or options owned by any member of the Klein family.

(3) Mrs. Leah Klein is a Vice President, Secretary and a Director of the Company. Mrs. Leah Klein is the wife of Mr. Mendel Klein. Mrs. Leah Klein disclaims any beneficial ownership of any of the common stock or options owned by any member of the Klein family.

(4) Mrs. Mirel Spitz is a Vice President and Director of the Company. Mrs. Spitz is the daughter of Mr. Mendel Klein and Mrs. Leah Klein. Mrs. Spitz disclaims any beneficial ownership of any of the common stock or options owned by any member of the family.

(5) Mr. Abraham Klein is a Director of the Company and is employed as the Company's Art Directors, Mr. Abraham Klein is the son of Mr. Mendel Klein and Mrs. Leah Klein.

(6) Includes 115,000 options to purchase 115,000 shares of Common Stock at $1.00 per share exercisable within 60 days. Mr. Abraham Klein disclaims any beneficial ownership of any of the Common Stock or options owned by any member of the Klein family.

(7) Mr. Dov Klein is employed as the Company's Product Manager. Mr. Dov Klein is the son of Mr. Mendel Klein and Mrs. Leah Klein.

(8) Includes 115,000 options to purchase 115,000 shares of Common Stock at $1.00 per share exercisable within 60 days. Mr. Dov Klein disclaims any beneficial ownership of any member of the Klein family.

(9) Mr. Hershel Klein is employed as the Company's Customer Service and Plant Manage. Mr. Hershel Klein is the son of Mr. Mendel Klein and Mrs. Leah Klein.

(10) Includes 115,000 options to purchase 115,000 shares of Common Stock at $1.00 per share exercisable within 60 days. Mr. Hershel Klein disclaims any beneficial ownership of any member of the Klein Family.



INDEPENDENT AUDITORS

The Board of Directors has selected Goldstein & Morris, Certified Public Accountants, PC, as the Company's independent auditors for the Fiscal Year ended November 30, 1997. Representatives of Goldstein & Morris, Certified Public Accountants, PC, are expected to be present at the Annual Meeting.



                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Mendel Klein
                                            -------------------------------
                                            Mendel Klein
                                            President


Harrison, New Jersey
December 1, 1997